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                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported):  May 29, 2001
                                                           ------------


                              PC Connection, Inc.
      -------------------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)


                                   Delaware
           --------------------------------------------------------
                (State or Other Jurisdiction of Incorporation)


            000-23837                                    02-0513618
     ---------------------------     -------------------------------------
      (Commission File Number)        (I.R.S. Employer Identification No.)



             Rt. 101A, 730 Milford Road
              Merrimack, New Hampshire                     03054
       ----------------------------------------        -------------
       (Address of Principal Executive Offices)          (Zip Code)



                                (603) 423-2000
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             (Registrant's Telephone Number, Including Area Code)


                                Not Applicable
                     -------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5. OTHER EVENTS.

  On May 30, 2001, PC Connection, Inc., a Delaware corporation (the "Registrant"), announced that it had entered into a Merger Agreement, dated as of May 29, 2001 (the "Merger Agreement"), with Cyberian Outpost, Inc., an Internet provider of consumer technology and e-business services ("Cyberian"). Under the terms of the Merger Agreement, the Registrant will issue to Cyberian stockholders shares of the Registrant's common stock, $.01 par value per share ("Common Stock"), based upon an exchange ratio which will vary with Cyberian's revenue for the three-month period ending August 2001 and the average closing price of the Registrant's Common Stock over a ten-day period ending four days prior to closing. The transaction will be accounted for under the purchase method of accounting.

  The foregoing description is qualified in its entirety by reference to the following documents, each of which is incorporated herein by reference: (i) the Merger Agreement, dated as of May 29, 2001, by and between the Registrant and Cyberian, a copy of which is attached hereto as Exhibit 99.1, (ii) the Stock Warrant Agreement, dated as of May 29, 2001, by and between the Registrant and Cyberian, a copy of which is attached hereto as Exhibit 99.2, (iii) the Credit and Supply Agreement, dated as of May 29, 2001, by and between Cyberian and Merrimack Services Corporation, a subsidiary of the Registrant ("Merrimack"), a copy of which is attached hereto as Exhibit 99.3, and (iv) the Security Agreement, dated as of May 29, 2001, by and between Cyberian and Merrimack, a copy of which is attached hereto as Exhibit 99.4.


ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

 (A)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.  Not applicable.

 (B)  PRO FORMA FINANCIAL INFORMATION.  Not applicable.

 (C)  EXHIBITS.

    99.1 Merger Agreement, dated as of May 29, 2001, by and between the Registrant and Cyberian Outpost, Inc.

    99.2 Stock Warrant Agreement, dated as of May 29, 2001, by and between the Registrant and Cyberian Outpost, Inc.

    99.3 Credit and Supply Agreement, dated as of May 29, 2001, by and between Cyberian Outpost, Inc. and Merrimack Services Corporation.

    99.4 Security Agreement, dated as of May 29, 2001, by and between Cyberian Outpost, Inc. and Merrimack Services Corporation.

    99.5    Press Release

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                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    PC CONNECTION, INC.
                                    (Registrant)

Date:  June 5, 2001                 By: /s/ Mark A. Gavin
                                    -----------------------------------------
                                    Name:  Mark A. Gavin
                                    Title: Chief Financial Officer
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                                 EXHIBIT INDEX


EXHIBIT
NUMBER    DESCRIPTION
-------   -----------

99.1 Merger Agreement, dated as of May 29, 2001, by and between the Registrant and Cyberian Outpost, Inc.

99.2 Stock Warrant Agreement, dated as of May 29, 2001, by and between the Registrant and Cyberian Outpost, Inc.

99.3 Credit and Supply Agreement, dated as of May 29, 2001, by and between Cyberian Outpost, Inc. and Merrimack Services Corporation.

99.4 Security Agreement, dated as of May 29, 2001, by and between Cyberian Outpost, Inc. and Merrimack Services Corporation.

99.5      Press Release